TECHNICAL CONSULTING AGREEMENT

This Technical Consulting Agreement (“Agreement”) is entered into as of September 25, 2025 (“Effective Date”), by and between:

DentonX Inc, a Wyoming corporation (“Client” or “DentonX”),

and

LocusX Technologies Inc. (in formation), a Wyoming corporation currently being organized (“Consultant” or “LocusX”).

Client and Consultant may each be referred to as a “Party” and collectively as the “Parties.”

1. SCOPE OF SERVICES

1.1 Services

Consultant shall provide technical consulting, software automation, workflow engineering, systems architecture, API integrations, database engineering, and related development services required to design, build, test, and deploy the automation workflow described in Exhibit A (“Proposal”).

1.2 Deliverables

Consultant shall produce the Deliverables listed in Exhibit B (Milestones & Deliverables).

Deliverables include, without limitation:

•Automation Engines (Deposit/Leverage Engine, Lending Engine, Securitization Engine)

•API Integrations and Data Feed Setup

•Digital Record Architecture (Loans, Credit Lines, Securitized Pools)

•System Architecture Diagrams

•Technical Documentation

•Testing & QA Reports

•Status Reports

•Deployment Assistance

•Support across PoC, Pilot, and Rollout Phases

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1.3 Standard of Performance

Consultant shall perform Services in a professional, timely, and workmanlike manner consistent with industry best practices for financial automation systems, including secure coding, documentation standards, and quality assurance methodologies.

2. SOFTWARE DEVELOPMENT LIFECYCLE (SDLC)

Consultant shall follow a structured SDLC process including:

1)Requirements Definition

2)Architecture and Design Review

3)Development & Implementation

4)Testing & Quality Assurance

5)User Acceptance Testing (UAT)

6)Deployment

7)Maintenance & Support

Each phase is subject to Deliverables and Acceptance Criteria as defined in Exhibit B and Exhibit C.

3. STATUS REPORTING & COMMUNICATION

Consultant shall:

•Provide weekly written status reports summarizing progress, issues, risks, and next steps.

•Hold bi-weekly milestone review meetings with DX.

•Maintain an issue tracking system (Jira, Trello, ClickUp, or equivalent).

•Document all changes using a Change Request Form approved by DX.

4. ACCEPTANCE OF DELIVERABLES

4.1 Submission

Consultant shall submit each Deliverable for review and acceptance upon completion.

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4.2 Acceptance Review

Client shall have 10 business days to:

•Accept the Deliverable, or

•Reject it with written notice detailing deficiencies.

4.3 Remediation

If a Deliverable is rejected:

•Consultant must correct deficiencies within 10 business days at no additional cost.

•Deliverable will then be resubmitted for acceptance.

4.4 No Payment Until Accepted

Payments for each milestone are due only after formal acceptance by DX.

5. TERM

This Agreement remains in effect from the Effective Date until all Services are completed unless terminated earlier per Section 12.

6. COMPENSATION

6.1 Fees

(a) Initial Payment

Client shall make an initial payment of US $50,000 to commence work (“Initial Payment”).

(b) Milestone Payments

Milestone payments shall follow the pricing and structure detailed in Exhibit B.

(c) Payment Condition

No payment is owed until the corresponding Deliverables have been accepted by DX per Section 4.

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6.2 Expenses

Client shall reimburse Consultant for reasonable, pre-approved out-of-pocket expenses.

6.3 Payment Terms

Invoices are due within 15 days after acceptance. Late balances accrue interest at 1.5% per month or the maximum allowed by law.

7. INDEPENDENT CONTRACTOR

Consultant is an independent contractor and not an employee, representative, or agent of Client.

8. INTELLECTUAL PROPERTY

8.1 Ownership of Work Product

All Work Product developed specifically for Client shall become the sole and exclusive property of DentonX upon payment of all amounts due.

8.2 Consultant Tools

Consultant retains ownership of any background technology not developed specifically for Client, but grants Client a perpetual, royalty-free license to use such tools as integrated into the Work Product.

9. CONFIDENTIALITY

Each Party shall protect the other’s confidential information using commercially reasonable care. Confidentiality obligations survive five (5) years after termination.

10. WARRANTIES

Consultant warrants:

•Services will be performed professionally and competently.

•Deliverables will conform to the requirements and acceptance criteria in Exhibits A–C.

Except as stated above, Consultant disclaims all implied warranties.

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11. TESTING & QUALITY ASSURANCE

Consultant shall provide:

•Test Plans

•Test Scripts

•Unit Test Results

•Integration Test Results

•Performance & Load Testing

•User Acceptance Testing (UAT) Assistance

All testing documentation must be delivered prior to milestone acceptance.

12. TERMINATION

Either Party may terminate:

•With 30 days written notice, or

•Immediately for material breach not cured within 15 days.

Upon termination:

•Client shall pay for accepted Deliverables only.

•Consultant must deliver all partially completed work and documentation.

13. PERFORMANCE FAILURE

If Consultant:

•Misses a milestone by more than 15 days,

•Fails to meet acceptance criteria twice, or

•Provides materially defective work,

Client may:

•Withhold payments;

•Require remediation at no cost;

•Replace Consultant and charge costs to Consultant;

•Terminate the Agreement for cause.

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14. LIMITATION OF LIABILITY

Consultant’s total liability is limited to the total fees paid by Client. Consultant shall not be liable for indirect or consequential damages.

15. GOVERNING LAW

This Agreement is governed by the laws of the State of Wyoming.

16. MISCELLANEOUS

•Assignment requires prior written consent.

•This Agreement and its Exhibits constitute the entire agreement.

•Amendments must be in writing and signed by both Parties.

•Electronic signatures are valid.

SIGNATURES

DENTONX INC

By: /s/____________________________________

Name:

Title:

LOCUSX TECHNOLOGIES INC. (in formation)

By: /s/____________________________________

Name:

Title:

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EXHIBIT A – PROPOSAL

Traditional Automation Workflow (No Virtual Currency Involvement)

Executive Summary

Denton X (DX) currently operates a manual, labor-intensive lending ecosystem where investor fiat deposits trigger bank credit lines, fund loans to borrowers, and culminate in securitized loan sales to secondary markets. This process involves multiple intermediaries, paper-based documentation, and time-consuming transfers, leading to high operational costs and delays.

By leveraging traditional software automation tools (such as API integrations, cloud databases, and rules engines), DX can automate the entire workflow. This creates a centralized, transparent, and efficient system that reduces manual intervention by 80-90%, cuts costs, and enables 24/7 global access. The proposal outlines a phased implementation using secure cloud platforms (e.g., AWS or Azure), with fiat transfers handled via bank APIs.

Current Process Pain Points

Step	Description	Key Issues
1. Investor Deposits	Fiat cash deposited in bank.	Manual verification; siloed banking systems.
2. Credit Line Issuance	Bank issues 4x leverage ($1M → $4M credit).	Regulatory compliance checks; delayed approvals.
3. Loan Origination & Transfer	DX members lend via bank- to-bank transfers.	Error-prone manual approvals; slow settlements (days).
4. Securitization & Sale	Loans packaged as PDFs/ papers for secondary markets.	High admin costs; fraud risks; limited liquidity.
Overall Challenges: 70% of time spent on reconciliation, compliance, and paperwork; scalability limited by manual labor.

Proposed Solution: Software Automation Workflow

Integrate automation software tools to handle triggers, conditions, and executions, while representing assets as digital records (e.g., database entries) for seamless transfers and trading. Key components:

•Automation Rules Engine: Handles escrow, leverage calculations, loan approvals, and securitization logic.

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•Digital Asset Records: Loans and credit lines represented as database entries (interchangeable for pools or individual loan records).

•Data Feeds: Third-party APIs (e.g., credit bureau interfaces) for fiat conversions, credit scores, and regulatory compliance.

•Fiat Bridge: Partnerships with custodian banks for fiat transfers. The streamlined process reduces steps from 4 to 2, with end-to-end execution in minutes.

Streamlined Process Flow

1.Investor Deposit & Credit Line Automation

•Current: Manual bank deposit → Approval → Credit issuance.

•Proposed: Investors deposit fiat via a regulated bank API. A Deposit Automation Engine escrows funds and triggers an API-verified 4x leverage calculation.

oExample Logic: If deposit ≥ $1M, generate $4M in “Credit Records” in the DX treasury database and assign to DX treasury.

oAutomation: No human approval needed post-KYC; system events notify stakeholders.

•Time Savings: From days to <1 hour.

2.Loan Origination & Disbursement

•Current: Manual loan approvals → Bank transfers.

•Proposed: DX members (lenders) connect via a secure portal to a Lending Automation Engine. Borrowers submit applications online (integrated with credit APIs for automated scoring).

oUpon approval: Engine atomically transfers Credit Records (or partial fiat) from DX treasury to borrower's account, while generating a Loan Digital Record (embedding terms like interest rate, repayment schedule).

oTransfers: Instant via bank APIs; off-ramp to borrower's bank if needed.

oSecurity: Collateral (e.g., real estate records) auto-locks in escrow accounts.

•Time Savings: From 3-5 days to seconds; reduces transfer errors by 100%.

3.Securitization & Secondary Market Sales (Combined with Step 4)

•Current: Manual packaging into PDFs → Broker sales.

•Proposed: A Securitization Automation Engine aggregates Loan Digital Records into a pooled digital asset (e.g., “Securitized Loan Pool” record).

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oTriggers: When pool reaches threshold (e.g., $10M in loans), auto-generate digitized securities compliant with regs (via embedded KYC/AML metadata).

oSales: List on regulated secondary market platforms (e.g., broker systems) for fractional ownership. Buyers trade records directly; redemptions auto-distribute principal/interest.

oNo PDFs: All docs stored in secure cloud databases for auditability.

•Time Savings: From weeks to instant liquidity; enables global 24/7 trading.

High-Level Architecture Diagram (Conceptual):

Investor Fiat Deposit → Bank API (Escrow + 4x Leverage) → Credit Records Generated

↓

Lending Engine (Approval + Transfer) → Loan Digital Records Issued to Borrowers

↓

Securitization Engine (Pooling + Digitization) → Securitized Pool Records → Market Platform Trading/ Sale

Implementation Roadmap

Phase	Timeline	Key Actions	Cost Estimate
1: Proof of Concept	1-2 Months	Develop/test core engines in test environment; integrate APIs.	$50K-$100K (dev + audit)
2: Pilot	3-4 Months	Onboard 5-10 DX members; handle $1M test volume.	$150K (compliance + integration)
3: Full Rollout	5-6 Months	Scale to production; partner with banks for fiat bridges.	$200K+ (marketing + scaling)
Ongoing	Continuous	Audits (e.g., third-party security reviews); regulatory filings (e.g., SEC for securities).	Annual $50K

Tech Stack:

•Cloud Platform: AWS/Azure.

•Engines: Python/Java rules engines; secure libraries for protection.

•Frontend: Web portal with secure login (e.g., OAuth) for DX dashboard.

•Compliance: Embed digital identity verification for KYC proofs.

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Benefits

•Efficiency: Automate 90% of manual tasks; end-to-end process in <1 day vs. weeks.

•Cost Reduction: Slash labor/admin costs by 70% (no paperwork/brokers); lower fees via

•automation (e.g., $0.01/transaction).

•Transparency & Security: Immutable audit trail reduces fraud; automation engines enforce terms (e.g., auto-liquidate defaults).

•Scalability & Liquidity: Global access; fractional digital record trading boosts secondary market volume by 5x.

•Revenue Upside: DX earns protocol fees (e.g., 0.5% on securitizations) from automated activity.

Potential Challenges & Mitigations

•Regulatory Hurdles: Securitization may classify as securities.

oMitigation: Partner with legal experts (e.g., for Reg D compliance); start in U.S. jurisdictions.

•Adoption Barriers: Users unfamiliar with digital portals.

oMitigation: Hybrid UI (fiat-like interface); education via DX app.

•Data Risks: API feed failures.

oMitigation: Use reliable third-parties; fallback manual overrides.

•Volatility: Fiat risks mitigated through bank monitoring.

Conclusion

Adopting traditional software automation transforms DX from a mechanical operation into an efficient digital platform, positioning it as a leader in digitized lending. This not only streamlines the process but unlocks new revenue streams through programmable finance. We recommend initiating a PoC with a software development firm to validate feasibility

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EXHIBIT B – MILESTONES & DELIVERABLES

Phase 1: Proof of Concept (1–2 Months)

Cost: $50,000–$100,000

Deliverables:

1.Requirements Specification

2.Architecture Diagram

3.API Integration Plan

4.Prototype Engines (Deposit/Leverage, Lending)

5.Digital Record Models

6.Test Reports

7.Weekly Status Reports

8.Demo + Acceptance

Phase 2: Pilot (3–4 Months)

Cost: $150,000

Deliverables:

1.Integration with 5–10 users

2.$1M test volume simulation

3.Security Test Report

4.Updated Architecture

5.Pilot Report

6.Acceptance

Phase 3: Full Rollout (5–6 Months)

Cost: $200,000+

Deliverables:

1.Production system

2.Bank API integration

3.Stress Testing

4.Compliance Logging

5.Deployment Documentation

6.Acceptance

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EXHIBIT C – ACCEPTANCE CRITERIA

A Deliverable is accepted only if:

•Meets documented requirements

•Passes all test cases

•Is free of critical bugs

•Includes all required documentation

•Receives written approval from DX

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EXHIBIT D – TESTING REQUIREMENTS

Consultant shall provide:

•Unit Tests (90% coverage target)

•Integration Tests

•End-to-End Workflow Tests

•Load/Performance Tests

•Security & Vulnerability Scan

•User Acceptance Testing Support

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